Prospectus Supplement                                        83023  4/02
dated April 30, 2002 to:
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Putnam Variable Trust
Prospectuses dated April 30, 2002

With respect to Putnam VT Global Growth Fund, the fund's Trustees have approved a change in the fund's investment policies to adopt a "blend" investment style, targeting companies believed to be worth more than their current stock prices indicate, with no predetermined bias toward growth- or value-style stocks. Thus, the prospectus (to the extent that this prospectus otherwise offers this fund) is revised as follows.

The fund will be listed on the front cover under the fund heading "Blend
Funds."

In the "Fund summaries" section, under the heading "Putnam VT Global Growth Fund," the third paragraph under the heading "Main Risks" is revised to read:

The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

40009                                                           HV-3603


PUTNAM INVESTMENTS

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